                                                                     EXHIBIT 4.1

Form of Class B Common Stock Certificate
----------------------------------------

                            [Front of Certificate]


             Incorporated under the laws of the State of Delaware

   Number                                                           Shares
   B-___                                                            ______

Class B Common Stock                                           CUSIP 00763Y 40 9
                                             See Reverse for Certain Definitions

                                 [AECOM Logo]
                         AECOM Technology Corporation

     This certifies that       is the owner of       fully paid and non-
assessable shares of class B common stock, par value $.001 per share, of AECOM Technology Corporation (hereinafter and on the back hereof called the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of the Corporation's duly authorized officers.

     Dated:

     /s/ Stephanie A. Hunter            /s/ Richard G. Newman
     Secretary                          Chairman of the Board and Chief
                                        Executive Officer

     Countersigned and Registered:      [AECOM Corporate Seal]
     Mellon Investor Services LLC
     Transfer Agent and Registrar

     By: /s/
     Authorized Signature

                           [Reverse of Certificate]

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such powers, preferences and/or rights. Any such requests should be addressed to the Secretary of AECOM Technology Corporation, 555 S. Flower Street, Los Angeles, California 90071 or to the Transfer Agent named on the face of this Certificate.

          The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common                                     UNIF GIFT MIN ACT  --  _____Custodian _________
TEN ENT  --  as tenants by the entireties                                                    (Cust)          (Minor)
JT TEN   --  as joint tenants with right of survivorship and not                            under Uniform Gifts to
as tenants in common                                                                        Minors Act _____________
                                                                                                          (State)

                                                                      UNIF TRF MIN ACT  --  _____Custodian (until age ____)
                                                                                            (Cust)
                                                                                            ______ under Uniform Transfers
                                                                                            To Minors Act ____________
                                                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE _________

________________________________________________________________________________
 (Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________
                                   X ________________________________________

                                   X ________________________________________
                                   NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

By _________________________________
The signature(s) must be guaranteed by
an eligible guarantor institution
(banks, stockbrokers, savings and loan
associations and credit unions with
membership in an approved signature
guarantee medallion program), pursuant
to S.E.C. Rule 17Ad-15.